UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

GOLD HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	000-52775	20-4076559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street, Carson City, Nevada	89703
(Address of principal executive offices)	(Zip Code)

775-321-8216

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.

Entry into Material Definitive Agreement.

On October 3, 2011, Gold Holding Corp. (the “Company”) entered into a Purchase and Sale of Technology Agreement with Hidroflot, S.A. (the “Agreement”).  Pursuant to the Agreement, the Company acquired all of the rights and patents to certain wave energy technologies developed by Hidroflot.  The Company agreed to pay a total purchase price of $1,400,000 for the technology in 33 monthly installments.  The payments will be accelerated to three equal monthly payments of the outstanding balance once the Company generates revenues of $10,000,000 from the technologies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD HOLDING CORP.

Date: October 3, 2011	By:	/s/ Francisco Quiros Krum
Francisco Quiros Krum, President